                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------



         Date of Report (Date of earliest event reported)     March 31, 1998
                                                              --------------

                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                             22-2769024
         --------                                             ----------
(State of other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)



                                     0-25890
                                     -------
                            (Commission File Number)

                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip code)

       Registrant's telephone number, including area code (216) 447-9000.
                                                          --------------

The Registrant hereby amends Item 2 of its Current Report on Form 8-K, dated March 31, 1998 and Item 7 of its Current Report on Form 8-K/A, dated June 10, 1998, which was filed for the purpose of amending its Current Report on Form 8-K, dated March 31, 1998 to include the financial statements for The Continuous Learning Group, Envision Development Group, Inc., and Multi Dimensional International (the Companies) set forth in Item 7 below.



Item 2.   Acquisition or Disposition of Assets

On March 31, 1998, Century Business Services, Inc. (the "Company"), a Delaware corporation, completed the acquisitions of The Continuous Learning Group, Inc. ("CLG"), a Delaware corporation, and Envision Development Group, Inc. ("EDG"), a Delaware corporation, pursuant to an Agreement and Plan of Merger dated March 31, 1998, by and among the Company, CLG Acquisition Corp. ("Merger Sub A"), CLG, EDG Acquisition Corp. ("Merger Sub B"), EDG, and the shareholders of CLG and EDG.

The transaction was effected by means of a merger of CLG with and into Merger Sub A and EDG with and into Merger Sub B. The Company paid an aggregate purchase price of $19,741,950, consisting of $10,390,539 in cash and 916,805 unregistered shares of Common Stock of the Company (with an estimated fair value of $9,351,411) subject to lock-up agreements for a two-year period.

The Company also completed the acquisition of Multi-Dimensional International Consultants, Ltd. ("MDI"), a Florida limited partnership, pursuant to an Agreement and Plan of Merger dated March 31, 1998, by and among the Company, MDI Acquisition Corp. ("Merger Sub C"), MDI, Multi-Dimensional International Consultants, Inc. ("MDI Inc."), Multi-Dimensional International Consultants II, Inc. ("MDI II"), and the shareholders of MDI Inc. and MDI II.

The transaction was effected by means of a merger of MDI Inc. and MDI II with and into Merger Sub C. The Company paid an aggregate purchase price of $9,898,074, consisting of $5,209,522 in cash and 459,662 unregistered shares of Common Stock of the Company (with an estimated fair value of $4,688,552) subject to lock-up agreements for a two-year period.

The shareholders of Merger Sub A, Merger Sub B, and Merger Sub C, (collectively, the "Shareholders"), will also have the opportunity to receive a potential maximum earn-out amount of $4.8 million in cash and $7.2 million worth of unregistered shares of Common Stock of the Company, to be subject to a lock-up agreement for one year after issue, if the acquired companies increase their 1998, 1999 and 2000 pre-tax earnings by a compounded annual rate of at least 25% over the 1997 pre-tax earnings base.

Consideration for the aforementioned merger transactions was determined on the basis of arm's length negotiations by the parties. The Company utilized available cash resources to fund the cash portions of the transactions.

CLG and EDG supply a wide range of performance consulting and management services, education, and training for all organizational levels, from the single office to enterprise-wide level. Companies in the MDI group provide consulting and training services for independent firms and the in-house operations of Fortune 1000 companies in areas such as customer sales and service and employee help desks. The Company will utilize the assets of the aforementioned companies in a consistent fashion.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements of Businesses Acquired
         -------------------------------------------

         The following financial statements of the Companies are filed with this report:

         1. Audited Combined Balance Sheet as of December 31, 1997 and Audited Combined Statements of Income, Changes in Stockholders' Equity, and Cash Flows for the year then ended.

         2. Condensed Combined Statements of Income and Cash Flows for the Period January 1, 1998 to March 31, 1998 (unaudited).

         The related financial statements referenced under "Index to Financial Statements" on page 4 are filed as part of this report.

    (b)  Pro Forma Financial Information
         -------------------------------

         The following unaudited pro forma condensed combined financial statements of the Companies are filed with this report:

         1. Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 1997.

         2. Pro Forma Condensed Combined Statement of Income for the Period January 1, 1998 through March 31, 1998.


         The aforementioned pro forma financial statements combine the historical consolidated income statement information of Century Business Services, Inc. and the Companies as if the acquisitions had been consummated on January 1 of each respective accounting period. These statements have been prepared by management of the Registrant based upon the historical information included herein and other financial information. The pro forma financial statements reflect all normal recurring adjustments which were, in the opinion of management, necessary to present fairly the results of operations for the respective periods. These pro forma statements do not purport to be indicative of the results which would have occurred had the acquisition been made on January 1 of each respective period or which may be expected to occur in the future. The pro forma statements should be read in conjunction with the financial statements and notes thereto included in the Annual Report on Form 10-K of the Registrant for the year ended December 31, 1997, and in the Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 1998.

         The related financial statements referenced under "Index to Financial Statements" on page 4 are filed as part of this report.

    (c)  Exhibits
         --------

         23.1     Consent of KPMG Peat Marwick LLP





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTURY BUSINESS SERVICES, INC.



Date: September 23, 1999                By:  /s/ Charles D. Hamm, Jr.
                                            ---------------------------
                                             Charles D. Hamm, Jr.
                                             Chief Financial Officer

                Century Business Services, Inc. and Subsidiaries

                          Index to Financial Statements



The Continuous Learning Group, Inc., Envision Development Group, Inc., and Multi Dimensional International, Inc.

                                                                           Page
Independent Auditors' Report                                               5
Combined Balance Sheet                                                     6-7
Combined Statement of Income                                               8
Combined Statement of Changes in Stockholders' Equity                      9
Combined Statement of Cash Flows                                           10
Notes to Combined Financial Statements                                     11-13
Condensed Combined Statement of Income for the Period
     January 1, 1998 through March 31, 1998 (unaudited)                    14
Condensed Combined Statement of Cash Flows for the Period
     January 1, 1998 through March 31, 1998 (unaudited)                    15



Century Business Services, Inc. and The Continuous Learning Group, Inc., Envision Development Group, Inc., and Multi Dimensional International, Inc.


Pro Forma Combined Statement of Income for the Year Ended
     December 31, 1997 (unaudited)                                         16

Pro Forma Condensed Combined Statement of Income for the Period
     January 1, 1998 through March 31, 1998 (unaudited)                    17

                          INDEPENDENT AUDITORS' REPORT



     The Boards of Directors of
     The Continuous Learning Group, Inc.,
     Envision Development Group, Inc.,
     and Multi Dimensional International, Inc.:

     We have audited the accompanying combined balance sheet of The Continuous Learning Group, Inc., Envision Development Group, Inc., and Multi Dimensional International, Inc. (the Companies) as of December 31, 1997, and the related combined statements of income, changes in stockholders' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies as of December 31, 1997, and the results of their combined operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


     /s/ KPMG Peat Marwick LLP

     May 22, 1998
     Cleveland, Ohio

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Combined Balance Sheet

December 31, 1997

==============================================================================
                              ASSETS
------------------------------------------------------------------------------

Current assets:
    Cash                                                          $ 1,118,464
    Accounts receivable                                             2,468,851
------------------------------------------------------------------------------

Total current assets                                                3,587,315
------------------------------------------------------------------------------

Property and equipment                                                642,949
Less accumulated depreciation                                        (318,399)
------------------------------------------------------------------------------

Property and equipment, net                                           324,550

Other assets                                                           22,606
------------------------------------------------------------------------------
Total assets                                                      $ 3,934,471
==============================================================================

                                                                     (Continued)

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Combined Balance Sheet

December 31, 1997

=====================================================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------

Current liabilities:
    Accounts payable                                                     $   445,221
    Deferred revenue                                                          28,856
    Loans from stockholders                                                   50,914
    Accrued expenses                                                         391,898
    Current portion of long-term debt                                         14,674
-------------------------------------------------------------------------------------

Total current liabilities                                                    931,563

Long-term debt                                                                26,031
-------------------------------------------------------------------------------------

Total liabilities                                                            957,594
-------------------------------------------------------------------------------------

Stockholders' equity:
    The Continuous Learning Group, Inc.:
       Capital stock, par value $10 per share - 10,000 shares
         authorized, 6,000 shares issued and outstanding                      60,000
    Envision Development Group, Inc.:
       Capital stock, par value $1 per share - 10,000 shares
         authorized, 8,000 shares issued and outstanding                       8,000
    Multi Dimensional International, Inc.:
       Capital stock, par value $1 per share - 7,500 shares authorized,
         1,000 shares issued and outstanding                                   1,000
    Envision Development Group, Inc.:
       Treasury stock, at cost, 400 shares                                      (400)
    Additional paid-in capital                                                41,600
    Retained earnings                                                      2,866,677
-------------------------------------------------------------------------------------

Total stockholders' equity                                                 2,976,877
-------------------------------------------------------------------------------------

Total liabilities and stockholders' equity                               $ 3,934,471
=====================================================================================

See accompanying notes to combined financial statements.

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Combined Statement of Income

Year ended December 31, 1997

=================================================================================

Revenues                                                           $  23,092,453

Operating expenses:
    Payroll-related expenses                                           7,957,297
    Software expense                                                   4,603,988
    General and administrative expenses                                3,624,353
    Interest expense                                                      25,753
---------------------------------------------------------------------------------

Total operating expenses                                              16,211,391
---------------------------------------------------------------------------------

Net income                                                         $   6,881,062
=================================================================================

See accompanying notes to combined financial statements.

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Combined Statement of Changes in Stockholders' Equity

Year ended December 31, 1997

=========================================================================================================================

                                                   Receivable                    Additional
                                     Capital       from Stock-      Treasury       Paid-In     Retained
                                      Stock          holders          Stock        Capital     Earnings        Total
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1996          $   69,000       (61,000)        (1,440)        40,560     3,062,707      3,109,827

Net income                                   -             -              -              -     6,881,062      6,881,062

Sales of treasury stock,
    1,040 shares                             -             -          1,040          1,040             -          2,080

Receipt of stockholder
    receivable                               -        61,000              -              -             -         61,000

Stockholder distributions                    -             -              -              -    (7,077,092)    (7,077,092)
-------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1997              69,000             -           (400)        41,600     2,866,677      2,976,877
=========================================================================================================================

See accompanying notes to combined financial statements.

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Combined Statement of Cash Flows

Year ended December 31, 1997

=================================================================================

Cash flows from operating activities:
    Net income                                                      $  6,881,062
    Adjustments to reconcile net income to net cash provided
       by operating activities:
         Depreciation                                                    134,832
         Changes in operating assets and liabilities:
            Accounts receivable                                          447,446
            Other assets                                                   5,049
            Accounts payable and accrued expenses                        (53,784)
            Deferred revenue                                             (55,120)
---------------------------------------------------------------------------------

Net cash provided by operating activities                              7,359,485
---------------------------------------------------------------------------------

Cash flows from investing activities:
    Proceeds from disposal of property and equipment                       2,600
    Purchases of property and equipment                                 (188,092)
---------------------------------------------------------------------------------

Net cash used in investing activities                                   (185,492)
---------------------------------------------------------------------------------

Cash flows from financing activities:
    Payments on long-term debt                                          (136,325)
    Proceeds from long-term debt                                          26,031
    Sales of treasury stock                                                2,080
    Payment on receivable from stockholders                               61,000
    Payments on loans from stockholders                                 (240,213)
    Distributions to stockholders                                     (7,077,092)
---------------------------------------------------------------------------------

Net cash used in financing activities                                 (7,364,519)
---------------------------------------------------------------------------------

Decrease in cash                                                        (190,526)

Cash at beginning of year                                              1,308,990
---------------------------------------------------------------------------------

Cash at end of year                                                 $  1,118,464
=================================================================================

Supplemental disclosures of cash flow information:
    Cash paid for interest                                          $     25,753
=================================================================================


See accompanying notes to combined financial statements.

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Notes to Combined Financial Statements

December 31, 1997

================================================================================

(1)     BUSINESS ACTIVITY AND ACCOUNTING POLICIES

        (A)   BUSINESS ACTIVITY

        The Companies consist of three individual entities: The Continuous Learning Group, Inc. (CLG), a Delaware corporation incorporated in 1994; Envision Development Group, Inc. (EDG), a Delaware corporation incorporated in 1994; and Multi Dimensional International, Inc. (MDI), a Florida corporation incorporated in 1988. The entities have common ownership. Thus, the combined financial statements are being presented herein. CLG employs consultants (employees and subcontractors) who provide management training to large corporations; CLG's owners/officers are also significantly involved with the delivery of its services. EDG provides production and administrative support services to CLG and unrelated third parties; EDG employs full-time personnel. MDI employs consultants (subcontractors) who provide performance consulting and training to corporations. Business activities are contingent upon contract awards from customers. All intercompany transactions have been eliminated in combination.

        (B)   ACCOUNTING POLICIES

        The accounting policies of the Companies conform to generally accepted accounting principles with significant policies described as follows:

        - ACCOUNTS RECEIVABLE - Management believes all accounts receivable are current and collectible. Therefore, the Companies have not included a provision for uncollectible accounts. Any accounts deemed to be uncollectible will be charged to expense when that determination is made. The Companies grant credit to their customers.

        - PROPERTY AND EQUIPMENT - Property and equipment are stated at cost or, in the case of equipment under capitalized leases, the present value of future lease payments. Depreciation is provided over estimated useful lives ranging from five to seven years using the straight-line method. Expenditures for maintenance are charged to expense as incurred.

        -       REVENUE - Revenue is recognized as services are performed.

        (C)   USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

(2)     INCOME TAXES

        The stockholders of the Companies have elected to file under Subchapter S for state and federal income tax purposes. No provision for income taxes has been reflected in the combined financial statements as the taxable income or loss is reflected on the individual income tax returns of the stockholders.

                                                                     (Continued)
                                        11

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Notes to Combined Financial Statements



================================================================================

(3)     LEASE COMMITMENTS

        The Companies lease office space and other office equipment. The following is a schedule of minimum rental payments due under operating leases as of December 31, 1997:

        ========================================================================

        Year Ending December 31                                       Amounts
        ------------------------------------------------------------------------

        1998                                                       $   293,176
        1999                                                           273,189
        2000                                                           175,777
        2001                                                           153,076
        2002 and thereafter                                            144,000
        ------------------------------------------------------------------------

                                                                   $ 1,039,218
        ========================================================================

        Total rent expense amounted to $277,609 in 1997.

(4)     LINES OF CREDIT

        CLG and EDG maintain lines of credit with One Valley Bank. At December 31, 1997 the amount of available funds was $850,000 for CLG and $350,000 for EDG, both at a rate of prime plus 1/2 percent. The combined average balance outstanding on these lines of credit was approximately $95,000 in 1997. The maximum outstanding on these lines of credit was $200,000 in 1997. These lines of credit are secured by personal guarantees by two of the stockholders. No amounts were drawn on these lines of credit at December 31, 1997.

(5)     CONCENTRATION OF CREDIT RISK

        During 1997, revenue from three major customers amounted to approximately 84 percent of revenues. Accounts receivable related to these major customers were approximately $1,500,000 at December 31, 1997.

        The Companies' future operations are dependent on the continuing need for future training services by its key customers or obtaining new customers. In addition, one of the owners/officers is significantly involved with the delivery of services to one of the major customers.

(6)     PROFIT SHARING PLAN

        The Companies provide defined contribution profit sharing plans for substantially all of their employees. Contributions are discretionary. There were no expenses related to this plan during 1997.

                                                                     (Continued)
                                        12

THE CONTINUOUS LEARNING GROUP, INC.,
ENVISION DEVELOPMENT GROUP, INC., AND
MULTI DIMENSIONAL INTERNATIONAL, INC.

Notes to Combined Financial Statements



================================================================================

(7)     MANAGEMENT INCENTIVES AND BONUS PLANS

        During 1996, CLG and EDG entered into an agreement with a key employee which provides incentives and bonuses based on revenues or a predetermined amount, as applicable. Amounts expensed under this agreement during 1997 amounted to $75,000.

(8)     REIMBURSABLE EXPENSES BY CUSTOMERS

        Both the expenses and the reimbursement from the customer, which approximate $2.0 million in 1997, are included in the respective expenses and revenue reported in the accompanying combined statement of income. Additionally, certain software was acquired for the benefit of a customer and is included in revenue and expense, resulting in approximately $200,000 of gross profit.

(9)     CONTINGENCIES

        The Companies are not involved in any litigation and are not aware of any suits not yet filed.

(10)    SUBSEQUENT EVENTS

        On March 31, 1998, 100 percent of the outstanding stock of the Companies was acquired by Century Business Services, Inc.

                      THE CONTINUOUS LEARNING GROUP, INC.,
                      ENVISION DEVELOPMENT GROUP, INC. AND
                      MULTI DIMENSIONAL INTERNATIONAL, INC.

                     Condensed Combined Statement of Income
              For the Period January 1, 1998 through March 31, 1998
                                   (unaudited)




Net revenue                                                           $4,942,228

Operating expenses                                                     3,576,514
Depreciation and amortization expenses                                   185,472
                                                                      ----------
         Total expenses                                                3,761,986
                                                                      ----------
Income from continuing operations before
    income tax expense                                                 1,180,242

Income tax expense                                                        47,217
                                                                      ----------

Net income                                                            $1,133,025
                                                                      ==========

Note: In the opinion of management, such financial statement includes all normal recurring adjustments which were necessary to present fairly the results for the interim period presented.


                      THE CONTINUOUS LEARNING GROUP, INC.,
                      ENVISION DEVELOPMENT GROUP, INC. AND
                      MULTI DIMENSIONAL INTERNATIONAL, INC.

                   Condensed Combined Statement of Cash Flows
              For the Period January 1, 1998 through March 31, 1998
                                   (unaudited)



NET CASH PROVIDED BY OPERATING ACTIVITIES                           $ 1,432,982

CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisition of property and equipment                               (22,132)
                                                                    -----------

                  Net cash used in investing activities                 (22,132)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from debt                                                 1,293,131
   Repayment of debt                                                    (11,629)
   Payments on receivable from stockholders                           2,148,565
   Payments on loans from stockholders                                   18,914
   Distributions to stockholders                                     (5,512,510)
                                                                    -----------

                  Net cash used in financing activities              (2,063,529)
                                                                    -----------

Net decrease in cash and cash equivalents                              (652,679)

Cash and cash equivalents at beginning of period                      1,118,464
                                                                    -----------

Cash and cash equivalents at end of period                          $   465,785
                                                                    ===========


[FN]
Note: In the opinion of management, such financial statement includes all normal recurring adjustments which were necessary to present fairly the results for the interim period presented.


                                                                            PRO FORMA FINANCIAL INFORMATION
                                                                             CENTURY BUSINESS SERVICES, INC.
                                                                   PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                                         FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                                      (UNAUDITED)
                                                                       (In thousands, except per share amounts)

                                                                                              Pro Forma
                                                              Historical     CLG/EDG/MDI     Adjustments          Pro Forma
                                                            -------------   ------------    ------------      --------------
                                                            -------------   ------------    ------------      --------------
Revenues                                                       $ 108,230       $ 23,092        $      -           $ 131,322
                                                            -------------   ------------    ------------      --------------

Expenses:
  Operating expenses - business services                          50,277         16,076               -              66,353
  Losses and loss adjustment expenses                             20,682              -               -              20,682
  Policy acquisition and other expenses                           12,001              -               -              12,001
  Corporate general and administrative expenses                    4,578              -               -               4,578
  Depreciation and amortization expenses                           2,612            135             960 (a)           3,707
                                                            -------------   ------------    ------------      --------------
       Total expenses                                             90,150         16,211             960             107,321
                                                            -------------   ------------    ------------      --------------

Income from continuing operations before net
     corporate interest income and income tax expense             18,080          6,881            (960)             24,001
Net corporate interest income                                        965              -               -                 965
                                                            -------------   ------------    ------------      --------------

Income from continuing operations before
     income tax expense                                           19,045          6,881            (960)             24,966
Income tax expense                                                 6,280              -           2,072 (b)           8,352
                                                            -------------   ------------    ------------      --------------

Income from continuing operations                               $ 12,765        $ 6,881        $ (3,032)           $ 16,614
                                                            =============   ============    ============      ==============

Earnings per share:
   Basic                                                        $   0.35                                           $   0.43
   Diluted                                                      $   0.26                                           $   0.33

Weighted average common shares                                    36,940                          1,376 (c)          38,316
                                                            =============                                     ===============
Weighted average common shares and
   dilutive potential common shares                               48,904                          1,376 (c)          50,280
                                                            =============                                     ===============




(a) To reflect amortization on a straight-line basis over 30 years of excess of purchase price over net assets acquired of The Continuous Learning Group, Inc., Envision Development Group, Inc. and Multi Dimensional International, Inc. (the Companies) for the year ended December 31, 1997.


(b) To reflect income tax expense for the Companies and the net pro forma adjustments.

(c) To reflect the purchase of shares of the Companies' common stock as if the transaction had been completed on January 1, 1997.






                                                  PRO FORMA FINANCIAL INFORMATION
                                                  CENTURY BUSINESS SERVICES, INC.
                                         PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                       FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998
                                                            (UNAUDITED)
                                             (In thousands, except per share amounts)

                                                                                                      Pro Forma
                                                                   Historical        CLG/EDG/MDI     Adjustments       Pro Forma
                                                                 ---------------    -------------    -----------     ------------
                                                                 ---------------    -------------    -----------     ------------
Revenues                                                              $  59,215        $   1,640        $     -         $ 60,855
                                                                 ---------------    -------------    -----------     ------------

Expenses:
  Operating expenses - business services                                 35,868            1,143              -           37,011
  Losses and loss adjustment expenses                                     5,622                -              -            5,622
  Policy acquisition and other expenses                                   4,983                -              -            4,983
  Corporate general and administrative expenses                           1,539                -              -            1,539
  Depreciation and amortization expenses                                  1,634                7             80 (a)        1,721
                                                                 ---------------    -------------    -----------     ------------
       Total expenses                                                    49,646            1,150             80           50,876
                                                                 ---------------    -------------    -----------     ------------

Income from continuing operations before net
     corporate interest income and income tax expense                     9,569              490            (80)           9,979
Net corporate interest income                                               326                -              -              326
                                                                 ---------------    -------------    -----------     ------------

Income from continuing operations before
     income tax expense                                                   9,895              490            (80)          10,305
Income tax expense                                                        3,528                -            144 (b)        3,672

                                                                 ===============    =============    ===========     ============
Net income                                                            $   6,367        $     490        $  (224)        $  6,634
                                                                 ===============    =============    ===========     ============

Earnings per share:
   Basic                                                              $    0.14                                         $   0.14
   Diluted                                                            $    0.11                                         $   0.11

Weighted average common shares                                           45,528                           1,376 (c)       46,904
                                                                 ===============                                     ============
Weighted average common shares and
   dilutive potential common shares                                      59,876                           1,376 (c)       61,252
                                                                 ===============                                     ============



(a) To reflect amortization on a straight-line basis over 30 years of excess of purchase price over net assets acquired of the Companies for the three month period ended March 31, 1998.


(b) To reflect income tax expense for the Companies and the net pro forma adjustments.


(c) To reflect the purchase of shares of the Companies' common stock as if the transaction had been completed on January 1, 1997.




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